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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 1998



                            STEWART ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

             LOUISIANA                0-19508                72-0693290
   (State or other jurisdiction     (Commission           (I.R.S. Employer
         of incorporation)         File Number)          Identification No.)



                         110 VETERANS MEMORIAL BOULEVARD
                           METAIRIE, LOUISIANA  70005
               (Address of principal executive offices) (Zip Code)



                                 (504) 837-5880
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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

ITEM 5.  OTHER EVENTS

     Effective November 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 128 "Earnings Per Share," which requires the presentation of basic and diluted earnings per share for each period that a statement of earnings is presented. Basic earnings per share is computed by dividing net earnings by the weighted average number of common shares
outstanding during  the  period.   Diluted  earnings  per  share is computed by
dividing net earnings by the weighted average number of common shares outstanding plus the number of additional common shares that would have been outstanding if the dilutive potential common shares (in this case, exercise of certain of the Company's stock options) had been issued during the period.

     The following data, adjusted for the Company's two-for-one common stock split effected April 24, 1998, provides a reconciliation between basic and diluted earnings per share for the respective periods during fiscal year 1997 (amounts in thousands, except per share data). The following data excludes the cumulative effect of the change in accounting principles effective November 1, 1996, which resulted in a decrease in net earnings of $2.3 million, or $.03 per share (basic and diluted) for the three months ended January 31, 1997, $.02 per share (basic) and $.03 per share (diluted) for the six months ended April 30, 1997, and $.03 per share (basic and diluted) for the nine months ended July 31, 1997 and the year ended October 31, 1997.

                                                              EARNINGS       SHARES        PER SHARE
   Three months ended January 31, 1997                      (NUMERATOR)   (DENOMINATOR)       DATA
   -----------------------------------                      -----------   -------------    ---------
   Earnings before cumulative effect of change in
      accounting principles..............................    $ 15,007
                                                            ===========
   Basic earnings per share:
       Earnings available to common shareholders.........    $ 15,007         83,706        $  .18
                                                                                            =======
   Effect of dilutive securities:
       Stock options assumed exercised...................         ---          1,100
                                                            -----------   -------------
   Diluted earnings per share:
       Earnings available to common shareholders
         plus stock options assumed exercised............    $ 15,007         84,806        $  .18
                                                            ===========   =============     =======

   Three months ended April 30, 1997
   ---------------------------------

   Net earnings..........................................    $ 17,268
                                                            ===========
   Basic earnings per share:
      Net earnings available to common shareholders......    $ 17,268         84,323        $  .20
                                                                                            =======
   Effect of dilutive securities:
      Stock options assumed exercised....................         ---            890
                                                            -----------   -------------
   Diluted earnings per share:
      Net earnings available to common shareholders
        plus stock options assumed exercised.............    $ 17,268         85,213        $  .20
                                                            ===========   =============     =======


   Six months ended April 30, 1997
   -------------------------------

   Earnings before cumulative effect of change in
      accounting principles..............................    $ 32,275
                                                            ===========
   Basic earnings per share:
      Earnings available to common shareholders..........    $ 32,275         84,009        $  .38
                                                                                            =======
   Effect of dilutive securities:
      Stock options assumed exercised....................         ---            994
                                                            ------------  -------------
   Diluted earnings per share:
      Earnings available to common shareholders
         plus stock options assumed exercised............    $ 32,275         85,003        $  .38
                                                            ============  =============     =======



                                                              EARNINGS       SHARES        PER SHARE
   Three months ended July 31, 1997                         (NUMERATOR)    (DENOMINATOR)      DATA
   -----------------------------------                      -----------    -------------   ---------

   Net earnings..........................................    $ 19,051
                                                            ===========
   Basic earnings per share:
      Net earnings available to common shareholders......    $ 19,051         89,651        $  .21
                                                                                            =======
   Effect of dilutive securities:
      Stock options assumed exercised....................          ---           829
                                                            -----------    -------------
   Diluted earnings per share:
      Net earnings available to common shareholders
         plus stock options assumed exercised............    $ 19,051         90,480        $  .21
                                                            ===========    =============    =======

   Nine months ended July 31, 1997
   -------------------------------

   Earnings before cumulative effect of change in
      accounting principles..............................    $ 51,326
                                                            ===========
   Basic earnings per share:
      Earnings available to common shareholders..........    $ 51,326         85,911        $  .60
                                                                                            =======
   Effect of dilutive securities:
      Stock options assumed exercised....................         ---            947
                                                            -----------   --------------
   Diluted earnings per share:
      Earnings available to common shareholders
         plus stock options assumed exercised............    $ 51,326         86,858        $  .59
                                                            ===========   ==============    =======


   Three months ended October 31, 1997
   -----------------------------------

   Net earnings..........................................    $ 18,416
                                                            ===========
   Basic earnings per share:
      Net earnings available to common shareholders......    $ 18,416         97,288        $  .19
                                                                                            =======
   Effect of dilutive securities:
      Stock options assumed exercised....................         ---            748
                                                            -----------   --------------
   Diluted earnings per share:
      Net earnings available to common shareholders
         plus stock options assumed exercised............    $ 18,416         98,036        $  .19
                                                            ===========   ==============    =======


   Year ended October 31, 1997
   ---------------------------

   Earnings before cumulative effect of change in
      accounting principles..............................    $ 69,742
                                                            ===========
   Basic earnings per share:
      Earnings available to common shareholders..........    $ 69,742         88,778        $  .79
                                                                                            =======
   Effect of dilutive securities:
      Stock options assumed exercised....................         ---            897
                                                            -----------   --------------
   Diluted earnings per share:
      Earnings available to common shareholders
         plus stock options assumed exercised............    $ 69,742         89,675        $  .78
                                                            ===========   ==============    =======



                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          STEWART ENTERPRISES, INC.




May 15, 1998                              /s/ KENNETH C. BUDDE
                                          --------------------------

                                          Kenneth C. Budde
                                          Senior Vice President-Finance
                                          Secretary and Treasurer
                                          (Principal Accounting Officer)